As filed with the Securities and Exchange Commission on November 30, 1998

                                             1933 Act Registration No. 33-63467
                                             1940 Act Registration No. 811-7365

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                    ----
         Post-Effective Amendment No. 3
                                     ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            /   /

         Amendment No. 5                                                   /   /
                      ---
                               KEMPER HORIZON FUND
                               -------------------
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------

                               Philip J. Collora,
                          Vice President and Secretary
                               Kemper Horizon Fund
               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With a copy to:

                                Cathy G. O'Kelly
                                 David A. Sturms
                        Vedder, Price, Kaufman & Kammholz
                222 North LaSalle Street, Chicago, Illinois 60601
                -------------------------------------------------

It is proposed that this filing will become effective

            /   /   immediately upon filing pursuant to paragraph (b)

            / X /   on November 30, 1998 pursuant to paragraph (b)

            /   /   60 days after filing pursuant to paragraph (a)(1)

            /   /   on (date) pursuant to paragraph (a)(1)

           /   /    75 days after filing pursuant to paragraph (a)(2)

           /   /    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

          / X / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               KEMPER HORIZON FUND
                              CROSS-REFERENCE SHEET

                       Between Items Enumerated in Part A
                           of Form N-1A and Prospectus
                           ---------------------------

PART A
------

    Item Number        Item Caption                     Prospectus Caption
    -----------        ------------                     ------------------

         1.            Cover Page                       COVER PAGE

         2.            Synopsis                         SUMMARY
                                                        SUMMARY OF EXPENSES
                                                        SUPPLEMENT TO PROSPECTUS

         3.            Condensed Financial              FINANCIAL HIGHLIGHTS
                       Information

         4.            General Description of           SUMMARY
                       Registrant                       INVESTMENT OBJECTIVES
                                                        POLICIES AND RISK FACTORS
                                                        CAPITAL STRUCTURE

         5.            Management of the Fund           SUMMARY
                                                        INVESTMENT MANAGER AND UNDERWRITER

        5A.            Management's Discussion of       PERFORMANCE
                       Financial Performance

         6.            Capital Stock and Other          SUMMARY
                       Securities                       DIVIDENDS AND TAXES
                                                        PURCHASE OF SHARES
                                                        CAPITAL STRUCTURE

         7.            Purchase of Securities Being     SUMMARY
                       Offered                          INVESTMENT MANAGER AND UNDERWRITER
                                                        NET ASSET VALUE
                                                        PURCHASE OF SHARES
                                                        SPECIAL FEATURES
                                                        SUPPLEMENT TO PROSPECTUS

         8.            Redemption or Repurchase         SUMMARY
                                                        REDEMPTION OR REPURCHASE OF SHARES

         9.            Pending Legal Proceedings        INAPPLICABLE


                            Cross Reference - Page 1

                               KEMPER HORIZON FUND
                                   (continued)

                       Between Items Enumerated in Part B
              of Form N-1A and Statement of Additional Information
              ----------------------------------------------------

PART B
------
                                                         Caption in Statement of
   Item Number        Item Caption                       Additional Information
   -----------        ------------                       ----------------------

        10.           Cover Page                         COVER PAGE

        11.           Table of Contents                  TABLE OF CONTENTS

        12.           General Information and History    INAPPLICABLE

        13.           Investment Objectives and          INVESTMENT RESTRICTIONS
                      Policies                           INVESTMENT POLICIES AND TECHNIQUES

        14.           Management of the Fund             INVESTMENT MANAGER AND UNDERWRITER
                                                         OFFICERS AND TRUSTEES

        15.           Control Persons and Principal      OFFICERS AND TRUSTEES
                      Holders of Securities

        16.           Investment Advisory and Other      INVESTMENT MANAGER AND UNDERWRITER
                      Services                           OFFICERS AND TRUSTEES

        17.           Brokerage Allocation and Other     PORTFOLIO TRANSACTIONS
                      Practices

        18.           Capital Stock and Other            SHAREHOLDER RIGHTS
                      Securities

        19.           Purchase, Redemption and           PURCHASES AND REDEMPTION OF SHARES
                      Pricing of Securities Being
                      Offered

        20.           Tax Status                         DIVIDENDS AND TAXES

        21.           Underwriters                       INVESTMENT MANAGER AND UNDERWRITER

        22.           Calculation of Performance Data    PERFORMANCE

        23.           Financial Statements               FINANCIAL STATEMENTS

                            Cross Reference - Page 2

                               KEMPER HORIZON FUND
                                   PORTFOLIOS
                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 30, 1998
                                 CLASS I SHARES
                                ----------------

The Kemper Horizon Fund consists of three investment portfolios, Kemper Horizon 20+ Portfolio ("Horizon 20+ Portfolio"), Kemper Horizon 10+ Portfolio ("Horizon 10+ Portfolio") and Kemper Horizon 5 Portfolio ("Horizon 5 Portfolio") (collectively the "Portfolios"), each currently offering four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses (applicable to all Portfolios)

CLASS I SHARES



Maximum Sales Charge on Purchases
  (as a percentage of offering price)................................  None

Maximum Sales Charge on Reinvested Dividends.........................  None

Redemption Fees......................................................  None

Exchange Fee.........................................................  None

Deferred Sales Charge (as a percentage of redemption proceeds).......  None



Annual Fund Operating Expenses


               HORIZON 20+      HORIZON 10+          HORIZON 5
               PORTFOLIO        PORTFOLIO            PORTFOLIO
               ---------        ---------            ---------


Management          0.58%          0.58%               0.58%
Fees

12b-1 Fees           None           None                None

Other Expenses      0.27%          0.41%               0.45%
                    -----          -----               -----
Total
Operating
Expenses            0.85%          0.99%               1.03%
                    =====          =====               =====


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO          1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------          ------   -------   -------  --------

Horizon 20+           $9      $27       $47      $105

Horizon 10+          $10      $32       $55      $121

Horizon 5            $11      $33       $57      $126

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Portfolio will bear directly or indirectly.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

                          KEMPER HORIZON 20+ PORTFOLIO
--------------------------------------------------------------------------

                                   Year ended July 31,        April 8 to
                                   1998          1997       July 31, 1996
--------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
period                             $12.96           9.73            10.03
--------------------------------------------------------------------------
Income from investment
operations:

Net investment income              0.17          0.19             0.07
--------------------------------------------------------------------------
Net realized and unrealized
  gain (loss)                      1.09          3.17            (0.37)
--------------------------------------------------------------------------
Total from investment
  operations                       1.26          3.36            (0.30)
--------------------------------------------------------------------------
Less Dividends
  Distribution from net
  investment income                0.12          0.13               --
--------------------------------------------------------------------------
  Distribution from net
  realized gain                    0.48            --               --
--------------------------------------------------------------------------
Total Dividends                    0.60          0.13               --
--------------------------------------------------------------------------
Net asset value, end of period   $13.62         12.96             9.73
--------------------------------------------------------------------------
TOTAL RETURN (NOT
ANNUALIZED):                      10.29%        34.84            (2.99)
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS (ANNUALIZED):
Expenses                           0.85%        1.04             0.73
--------------------------------------------------------------------------
Net investment income              1.64%        1.73             2.32
--------------------------------------------------------------------------

                          KEMPER HORIZON 10+ PORTFOLIO
--------------------------------------------------------------------------

                                   Year ended July 31,        April 8 to
                                   1998          1997       July 31, 1996
--------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:
Net asset value,
  beginning of period              $11.97        9.57            9.83
--------------------------------------------------------------------------
Income from investment
operations:
Net investment income                0.35        0.26            0.09
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss)                          0.84        2.40           (0.26)
--------------------------------------------------------------------------
Total from investment
operations                           1.19        2.66           (0.17)
--------------------------------------------------------------------------
Less Dividends
  Distribution from net
  investment income                  0.29        0.26            0.09
--------------------------------------------------------------------------
  Distribution from net
  realized gain                      0.41          --              --
--------------------------------------------------------------------------
Total Dividends                      0.70        0.26            0.09
--------------------------------------------------------------------------
Net asset value,
end of period                      $12.46       11.97            9.57
--------------------------------------------------------------------------
TOTAL RETURN
(NOT ANNUALIZED):                   10.47%      28.09           (1.74)
--------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS
(ANNUALIZED):
Expenses                            0.99%        1.06            0.73
--------------------------------------------------------------------------
Net investment
income                              2.75%          2.81            3.21
--------------------------------------------------------------------------

                           KEMPER HORIZON 5 PORTFOLIO
--------------------------------------------------------------------------

                                   Year ended July 31,        April 8 to
                                   1998          1997       July 31, 1996
--------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of period                      $11.06          9.58            9.69
--------------------------------------------------------------------------
Income from investment
operations:

Net investment income              0.41          0.32            0.08
--------------------------------------------------------------------------
Net realized and unrealized
gain (loss)                        0.47          1.49           (0.11)
--------------------------------------------------------------------------
Total from investment
operations                         0.88          1.81           (0.03)
--------------------------------------------------------------------------
Less Dividends
  Distribution from net
  investment income                0.39          0.33            0.08
--------------------------------------------------------------------------
  Distribution from net
  realized gain                    0.27           --               --
--------------------------------------------------------------------------
Total Dividends                   0.66          0.33            0.08
--------------------------------------------------------------------------
Net asset value, end of
  period                        $11.28         11.06            9.58
--------------------------------------------------------------------------
TOTAL RETURN (NOT
ANNUALIZED):                     8.29%         19.27           (0.31)
--------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS
(ANNUALIZED):
Expenses                         1.03%          1.20            0.73
--------------------------------------------------------------------------
Net investment
income                           3.89%          3.61            4.11
--------------------------------------------------------------------------

NOTES TO ALL PORTFOLIOS: Per share data for the period ended July 31, 1996, was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio would have increased by 0.06% of average net assets for Horizon 20+, 0.04% for Horizon 10+ and 0.05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

SPECIAL FEATURES

Shareholders of a Portfolio's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features-- Class A Shares-- Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features-- Exchange Privilege-- General."

November 30, 1998
KHF-II

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)

     November 30, 1998
Prospectus

                                                   KEMPER ASSET ALLOCATION FUNDS

                                                    Kemper Horizon 20+ Portfolio

                                                    Kemper Horizon 10+ Portfolio

                                                      Kemper Horizon 5 Portfolio

                                                             [KEMPER FUNDS LOGO]


                                                             [LOGO] KEMPER FUNDS

                                                             [LOGO] KEMPER FUNDS


Kemper Horizon Fund

PROSPECTUS November 30, 1998


KEMPER HORIZON FUND
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048


This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated November 30, 1998, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet web site (http://www.sec.gov). It may also be obtained upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was obtained.


Kemper Horizon Fund (the "Fund") is designed for investors with different investment horizons and offers a choice of three investment portfolios.

Kemper Horizon 20+ Portfolio -- seeks growth of capital, with income as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 80% equity securities and 20% fixed income securities.

Kemper Horizon 10+ Portfolio -- seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, this Portfolio maintains an asset allocation of approximately 60% equity securities and 40% fixed income securities.

Kemper Horizon 5 Portfolio -- seeks income consistent with preservation of capital, with growth as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 40% equity securities and 60% fixed income securities. There is no assurance that the objectives of the Fund's portfolios will be achieved.

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in the Fund's shares involves risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
----------------------------------------------------------------------------
Summary                                                                 2
----------------------------------------------------------------------------
Summary of Expenses                                                     4
----------------------------------------------------------------------------
Financial  Highlights                                                   7
----------------------------------------------------------------------------
Investment Objectives, Policies and Risk Factors                       12
----------------------------------------------------------------------------
Investment Manager and Underwriter                                     29
----------------------------------------------------------------------------
Dividends and Taxes                                                    34
----------------------------------------------------------------------------
Net Asset Value                                                        36
----------------------------------------------------------------------------
Purchase of Shares                                                     37
----------------------------------------------------------------------------
Redemption or Repurchase of Shares                                     45
----------------------------------------------------------------------------
Special Features                                                       52
----------------------------------------------------------------------------
Performance                                                            57
----------------------------------------------------------------------------
Capital Structure                                                      59
----------------------------------------------------------------------------

SUMMARY

Investment Objectives. The Kemper Horizon Fund (the "Fund") is an open-end, diversified management investment company. The Fund consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. The three Portfolios are as follows:

KEMPER HORIZON 20+ PORTFOLIO ("Horizon 20+ Portfolio"). The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

KEMPER HORIZON 10+ PORTFOLIO ("Horizon 10+ Portfolio"). The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

KEMPER HORIZON 5 PORTFOLIO ("Horizon 5 Portfolio"). The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

The Portfolios may purchase and write put and call options, engage in financial futures transactions, invest in other derivatives, invest in collateralized obligations, invest in foreign securities, engage in related foreign currency transactions, lend portfolio securities and engage in delayed delivery transactions. See "Investment Objectives, Policies and Risk Factors."

Risk Factors. There is no assurance that the investment objective of any Portfolio will be achieved and investment in each Portfolio includes risks that vary in kind and degree depending upon the investment objective and policies of that Portfolio. The returns and net asset value of each Portfolio will fluctuate. Foreign investments by the Portfolios involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Portfolio, and the Portfolio's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While a Portfolio's investments in foreign securities will principally be in developed countries, the Portfolio may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A limited portion of the assets of each Portfolio may be invested in lower rated or unrated high yield bonds, which entail greater risk of loss of principal and interest than higher rated or unrated high quality fixed income securities. There are special risks associated with options, financial futures and foreign currency transactions and other derivatives and there is no assurance that use of those investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors."


Purchases and Redemptions. The Fund provides investors with the option of purchasing shares in the following ways:


Class A Shares ..............  Offered at net asset value plus a maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.


Class B Shares ..............  Offered at net asset value, subject to a Rule
                               12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares ..............  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

Shares of all classes of a Portfolio represent interests in the same pool of investments. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."


Investment Manager and Underwriter. Scudder Kemper Investments, Inc. ("Scudder Kemper"), serves as investment manager for the Fund. Scudder Kemper is paid an investment management fee by each Portfolio based upon average daily net assets of that Portfolio at an annual rate ranging from 0.58% to 0.42%. Kemper Distributors, Inc. ("KDI"), a wholly-owned subsidiary of Scudder Kemper, is principal underwriter and administrator for the Fund. Each Portfolio has adopted a plan whereby for Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee at the annual rate of 0.75% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with

KDI for which KDI receives an administrative services fee at the annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Portfolio, which KDI, in turn, pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."


Dividends. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for Horizon 10+ Portfolio; and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Portfolio are automatically reinvested in additional shares of that Portfolio, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

Shareholder Transaction Expenses
(applicable to all Portfolios)(1)      Class A          Class B         Class C
                                       -------          -------         -------

Maximum Sales Charge on
Purchases (as a percentage of
offering price) .....................   5.75% (2)         None           None

Maximum Sales Charge on
Reinvested Dividends ................    None             None           None

Redemption Fees .....................    None             None           None

Exchange Fee ........................    None             None           None

Deferred Sales Charge (as a
percentage of redemption proceeds) ..    None (3)  4% during the       1% during
                                                   first year, 3%      the first
                                                   during the second     year
                                                   year and third
                                                   years, 2% during
                                                   the fourth and
                                                   fifth years and
                                                   1% in the sixth
                                                   year

-----------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."

(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."


(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and 0.50% the second year. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

Annual Fund Operating Expenses
(as a percentage of average daily net assets)

The expenses shown are for the most recently completed fiscal year ended July 31, 1998:

Class A Shares                          Horizon 20+    Horizon 10+    Horizon 5
--------------                          -----------    -----------    ---------

Management Fees ....................      0.58%          0.58%         0.58%
12b-1 Fees .........................      None           None          None
Other Expenses .....................      1.42%          0.90%         1.06%
                                          -----          -----         -----
Total Operating Expenses ...........      2.00%          1.48%         1.64%
                                          =====          =====         =====

Class B Shares                          Horizon 20+    Horizon 10+    Horizon 5
--------------                          -----------    -----------    ---------

Management Fees ....................      0.58%          0.58%         0.58%
12b-1 Fees (4) .....................      0.75%          0.75%         0.75%
Other Expenses .....................      1.46%          1.03%         0.84%
                                          -----          -----         -----
Total Operating Expenses ...........      2.79%          2.36%         2.17%
                                          =====          =====         =====

Class C Shares                          Horizon 20+    Horizon 10+    Horizon 5
--------------                          -----------    -----------    ---------

Management Fees ....................      0.58%          0.58%         0.58%
12b-1 Fees (5) .....................      0.75%          0.75%         0.75%
Other Expenses .....................      1.70%          1.06%         0.85%
                                          -----          -----         -----
Total Operating Expenses ...........      3.03%          2.39%         2.18%
                                          =====          =====         =====

-----------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares."


(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

Example

Class A Shares (6)              Portfolio     1 Year  3 Years  5 Years  10 Years
------------------              ---------     ------  -------  -------  --------

You would pay the following     Horizon 20+    $77      $117    $159      $277
expenses on a $1,000
investment, assuming (1) 5%     Horizon 10+    $72      $102    $134      $224
annual return and (2)
redemption at the end of each   Horizon 5      $73      $106    $142      $241
time period:

Class B Shares (7)
------------------

You would pay the following     Horizon 20+    $68      $117    $167      $276
expenses on a $1,000
investment, assuming (1) 5%     Horizon 10+    $64      $104    $146      $228
annual return and (2)
redemption at the end of each   Horizon 5      $62      $98     $136      $225
time period:

You would pay the following     Horizon 20+    $28      $87     $147      $276
expenses on the same
investment, assuming no         Horizon 10+    $24      $74     $126      $228
redemption:
                                Horizon 5      $22      $68     $116      $225

Class C Shares (8)
------------------

You would pay the following      Horizon 20+    $41      $94     $159      $335
expenses on a $1,000
investment, assuming (1) 5%      Horizon 10+    $34      $75     $128      $273
annual return and (2)
redemption at the end of each    Horizon 5      $32      $68     $117      $251
time period:

You would pay the following      Horizon 20+    $31      $94     $159      $335
expenses on the same
investment, assuming no          Horizon 10+    $24      $75     $128      $273
redemption:
                                 Horizon 5      $22      $68     $117      $251

-----------
(6) Assumes deduction of the 5.75% initial sales charge at the time of purchase and no deduction of a contingent deferred sales charge at the time of redemption.

(7) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(8) The contingent deferred sales charge was applied as follows: 1 year (1%), 3 years (0%), 5 years (0%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares."


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS


The tables below show financial information expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.


KEMPER HORIZON 20+ PORTFOLIO


                                                                             December
                                                                             29, 1995
                                               Year Ended    Year Ended     to July 31,
CLASS A SHARES                                July 31, 1998  July 31, 1997     1996
--------------                                -------------  -------------     ----
Per share operating performance:
Net asset value, beginning of period             $12.89          9.72          9.50
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .04           .12           .18
----------------------------------------------------------------------------------------
  Net realized and unrealized gain                 1.07          3.15           .04
----------------------------------------------------------------------------------------
Total from investment operations                   1.11          3.27           .22
----------------------------------------------------------------------------------------
Less Dividends
  Distribution from net investment income           .04           .10            --
----------------------------------------------------------------------------------------
  Distribution from net realized gain               .48            --            --
----------------------------------------------------------------------------------------
Total dividends                                     .52           .10            --
----------------------------------------------------------------------------------------
Net asset value, end of period                   $13.48         12.89          9.72
----------------------------------------------------------------------------------------
Total return (not annualized):                     9.04%        33.90          2.32
----------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Expenses                                           2.00%         1.69          1.48
----------------------------------------------------------------------------------------
Net investment income                               .49%         1.08          1.51
----------------------------------------------------------------------------------------

                              Class B                      Class C
                                            December                      December
                         Year       Year    29, 1995    Year      Year    29, 1995
                        Ended      Ended       to      Ended     Ended       to
                       July 31,   July 31,  July 31,  July 31,  July 31,  July 31,
CLASS B & C SHARES       1998       1997      1996      1998      1997      1996
                         ----       ----      ----      ----      ----      ----
Per share operating
  performance:
Net asset value,
beginning of period      $12.79       9.65     9.50     12.80      9.67     9.50
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment
  income (loss)            (.03)       .03      .11      (.05)      .04      .13
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain          1.00       3.15      .04      1.02      3.13      .04
----------------------------------------------------------------------------------
Total from investment
  operations                .97       3.18      .15       .97      3.17      .17
----------------------------------------------------------------------------------
Less dividends
  Distribution from net
  investment income          --        .04       --        --       .04       --
----------------------------------------------------------------------------------
  Distribution from
  net realized gain         .48         --       --       .48        --       --
----------------------------------------------------------------------------------
Total dividends             .48        .04       --       .48       .04       --
----------------------------------------------------------------------------------
Net asset value, end
  of period              $13.28      12.79     9.65     13.29     12.80     9.67
----------------------------------------------------------------------------------
Total return
  (not annualized):        7.98%     33.01     1.58      7.97     32.80     1.79
----------------------------------------------------------------------------------
Ratios to average net
  assets (annualized):
Expenses                   2.79%      2.47     2.26      3.03      2.48     2.23
----------------------------------------------------------------------------------
Net investment
  income                   (.30)%      .30      .73      (.54)      .29      .76
----------------------------------------------------------------------------------

                                        Year Ended                  December 29,
                                         July 31,     Year Ended       1995 to
ALL CLASSES                                1998      July 31, 1997  July 31, 1996
                                           ----      -------------  -------------
Supplemental Data:
Net assets at end of period (in
thousands)                               $110,076        62,673        18,251
-----------------------------------------------------------------------------------
Portfolio turnover rate (annualized)           44%          130           122
-----------------------------------------------------------------------------------

KEMPER HORIZON 10+ PORTFOLIO


                                                                      December 29,
                                          Year Ended    Year Ended      1995 to
CLASS A SHARES                           July 31, 1998 July 31, 1997 July 31, 1996
                                         ------------- ------------- -------------
Per share operating performance:
Net asset value, beginning of period       $12.01          9.60          9.50
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .24           .25           .20
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .87          2.36         (.04)
------------------------------------------------------------------------------------
Total from investment operations             1.11          2.61           .16
------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income     .22           .20           .06
------------------------------------------------------------------------------------
  Distribution from net realized gain         .41            --            --
------------------------------------------------------------------------------------
Total dividends                               .63           .20           .06
------------------------------------------------------------------------------------
Net asset value, end of period             $12.49         12.01          9.60
------------------------------------------------------------------------------------
Total return (not annualized):               9.75%        27.43          1.70
------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Expenses                                     1.48%         1.51          1.48
------------------------------------------------------------------------------------
Net investment income                        2.26%         2.36          2.40
------------------------------------------------------------------------------------

                                Class B                      Class C
                                               December                      December
                            Year       Year    29, 1995    Year      Year    29, 1995
                           Ended      Ended       to      Ended     Ended       to
                          July 31,   July 31,  July 31,  July 31,  July 31,  July 31,
CLASS B & C SHARES          1998       1997      1996      1998      1997      1996
                            ----       -----     ----      ----      ----      ----
Per share operating
  performance:
Net asset value,
  beginning of period      $12.00       9.60     9.50     11.98      9.60     9.50
-------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income       .15        .16      .17       .14       .14      .17
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)      .86       2.35    (.04)       .87      2.34     (.04)
-------------------------------------------------------------------------------------
Total from investment
  operations                 1.01       2.51      .13      1.01      2.48      .13
-------------------------------------------------------------------------------------
Less dividends
  Distribution from
  net investment income       .12        .11      .03       .14       .10      .03
-------------------------------------------------------------------------------------
  Distribution from
  net realized gain           .41         --       --       .41        --       --
-------------------------------------------------------------------------------------
Total dividends               .53        .11      .03       .55       .10      .03
-------------------------------------------------------------------------------------
Net asset value, end
  of period                $12.48      12.00     9.60     12.44     11.98     9.60
-------------------------------------------------------------------------------------
Total return
  (not annualized):          8.85%     26.25     1.38      8.83     25.97     1.39
-------------------------------------------------------------------------------------
Ratios to average net
  assets (annualized):
Expenses                     2.36%      2.36     2.26      2.39      2.61     2.23
-------------------------------------------------------------------------------------
Net investment income        1.38%      1.51     1.62      1.35      1.26     1.65
-------------------------------------------------------------------------------------

                                                                  December 29,
                                 Year Ended      Year Ended         1995 to
ALL CLASSES                     July 31, 1998   July 31, 1997    July 31, 1996
                                -------------   -------------    -------------
Supplemental Data:
--------------------------------------------------------------------------------
Net assets at end of period
  (in thousands)                 $111,687          63,400          18,912
--------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                         37%            126              87
--------------------------------------------------------------------------------

KEMPER HORIZON 5 PORTFOLIO


                                                                     December 29,
                                         Year Ended    Year Ended      1995 to
CLASS A SHARES                          July 31, 1998 July 31, 1997 July 31, 1996
                                        ------------- ------------- -------------
Per share operating performance:
Net asset value, beginning of period      $11.06          9.57          9.50
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .35           .34           .25
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .47          1.45          (.07)
-----------------------------------------------------------------------------------
Total from investment operations             .82          1.79           .18
-----------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income    .35           .30           .11
-----------------------------------------------------------------------------------
  Distribution from net realized gain        .27            --            --
-----------------------------------------------------------------------------------
Total dividends                              .62           .30           .11
-----------------------------------------------------------------------------------
Net asset value, end of period            $11.26         11.06          9.57
-----------------------------------------------------------------------------------
Total return (not annualized):              7.74%        19.02          1.84
-----------------------------------------------------------------------------------
Ratios to average net assets (annualized):
Expenses                                    1.64%         1.51          1.48
-----------------------------------------------------------------------------------
Net investment income                       3.28%         3.30          3.20
-----------------------------------------------------------------------------------

                                Class B                      Class C
                                               December                       December
                            Year       Year    29, 1995    Year      Year     29, 1995
                           Ended      Ended       to       Ended     Ended       to
                          July 31,   July 31,  July 31,   July 31,  July 31,  July 31,
CLASS B & C SHARES          1998       1997      1996      1998       1997      1996
                            ----       ----      ----      ----       ----      ----
Per share operating performance:
Net asset value,
  beginning of period    $11.06       9.57     9.50      11.07     9.57      9.50
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment
  income                    .30        .27      .21        .28      .28       .21
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)    .47       1.44     (.07)       .47     1.43      (.07)
-----------------------------------------------------------------------------------
Total from investment
  operations                .77       1.71      .14        .75     1.71       .14
-----------------------------------------------------------------------------------
Less dividends
  Distribution from net
  investment income         .28        .22      .07        .28      .21       .07
-----------------------------------------------------------------------------------
  Distribution from
  net realized gain         .27         --       --        .27       --        --
-----------------------------------------------------------------------------------
Total dividends             .55        .22      .07        .55      .21       .07
-----------------------------------------------------------------------------------
Net asset value, end
  of period              $11.28      11.06     9.57      11.27    11.07      9.57
-----------------------------------------------------------------------------------
Total return
  (not annualized):        7.27%     18.15     1.44       7.10    18.13      1.45
-----------------------------------------------------------------------------------
Ratios to average net
  assets (annualized):
Expenses                   2.17%      2.15     2.26       2.18     2.16      2.23
-----------------------------------------------------------------------------------
Net investment
  income                   2.75%      2.66     2.42       2.74     2.65      2.45
-----------------------------------------------------------------------------------

                             Year Ended       Year Ended      December 29, 1995
ALL CLASSES                July 31, 1998     July 31, 1997     to July 31, 1996
                           -------------     -------------     ----------------
Supplemental Data:
Net assets at end of
  period (in thousands)       $55,335          $30,700              10,831
--------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                    43%              150                  57
--------------------------------------------------------------------------------

Notes to all Portfolios: Total return does not reflect the effect of any sales charges. Per share data for the period ended July 31, 1996 was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by 0.06% of average net assets for Horizon 20+, 0.04% for Horizon 10+ and 0.05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period and total return would have also decreased. The waivers were discontinued on August 1, 1996.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Kemper Horizon Fund (the "Fund") consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. Investors are encouraged to choose the appropriate Portfolio based upon their evaluation of their individual circumstances, including the anticipated timing of major investment goals, such as sending a child to college, retirement or purchasing a home, as well as their individual risk tolerance and investment objective. As investors' horizons change, or as their investment goals change, they are encouraged to re-evaluate their Portfolio choices to determine whether they should move all or a portion of their investment to a different Portfolio with a more appropriate objective and asset mix. The investment horizon of each Portfolio should not be the sole factor in considering a Portfolio. Investors should also review the investment objectives and policies of each Portfolio.

o The Horizon 20+ Portfolio is designed for investors with approximately a 20+ year investment horizon.

o The Horizon 10+ Portfolio is designed for investors with approximately a 10+ year investment horizon.

o The Horizon 5 Portfolio is designed for investors with approximately a 5 year investment horizon.

Through professional management and diversification, each Portfolio seeks to control risk for its given time horizon. Each Portfolio's investment objectives and investment policies are described below.

HORIZON 20+ PORTFOLIO. The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

HORIZON 10+ PORTFOLIO. The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

HORIZON 5 PORTFOLIO. The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

                                Horizon 20+        Horizon 10+       Horizon 5
                                  Target             Target           Target
                                Allocation         Allocation        Allocation
                                ----------         ----------        ----------

Equities .................          80%                60%              40%
Fixed Income .............          20%                40%              60%

Although each Portfolio has a target asset allocation of equity and fixed income securities, the Fund's investment manager may adjust each Portfolio's asset mix somewhat based upon cash flow, market conditions and an evaluation of the anticipated returns and risk for various asset classes. For example, if equities are considered to have greater appreciation potential relative to fixed income securities during a given period, a Portfolio's percentage weighting of equities may be increased. Allocating assets permits the Fund's investment manager to seek optimum performance for each Portfolio consistent with its investment objective and investment horizon. Allocation decisions are normally based upon long-term considerations and it is expected that, over the long-term, the target allocation percentages will be closely approximated.

When the investment manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, each Portfolio may invest without limitation in high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high quality money market instruments, including repurchase agreements, or retain cash or cash equivalents. Each Portfolio may also purchase and write options, engage in financial futures transactions, engage in foreign currency transactions, lend its portfolio securities and engage in delayed delivery transactions.

The Portfolios do not generally make investments for short-term profits nor do they have separate portfolio turnover policies for the equity and fixed income asset classes. The Portfolios are not restricted in policy with regard to portfolio turnover and will make changes in their investments from time to time as business and economic conditions or market prices may dictate and as their investment objectives and policies may require.

Equities. Each Portfolio's investment in equity securities will be comprised primarily of common stocks of U.S. and foreign (or "international") companies, but may also include preferred stocks, securities convertible into and exchangeable for common or preferred stocks (including other preferred stocks, warrants and rights, but not including convertible debt securities), equity investments in partnerships, joint ventures and other forms of noncorporate investments and warrants and rights exercisable for equity securities. Investments will primarily include stocks of large, established companies, but may also include stocks of smaller companies. Each Portfolio's equity securities will be divided between U.S. and international as described below. The U.S. equity portion of the Portfolio is divided further into two parts, one invested in growth stocks and one invested in value stocks. As with the overall asset allocation, the Fund's investment manager may, from time to time, adjust the equity asset class of each Portfolio. It is expected, however, that adjustments to the mix of the equity asset class will be more dynamic than adjustments to the overall mix.

U.S./International. The target mix between U.S. equities and international equities seeks the optimum balance of risk reduction and return enhancement available from international investing. This allows investors in each Portfolio the opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Under normal conditions, each Portfolio's equity securities will consist of approximately 70% U.S. and 30% international. In the case of the international equity exposure, allocations may range from 20% to 40%, although the investment manager may decrease the Portfolios' exposure to zero if investments in foreign securities appear to be relatively unattractive in the judgment of the investment manager because of current or anticipated adverse political or economic conditions.

Foreign securities can be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. securities. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International diversification allows an investor to achieve greater portfolio diversification and to take advantage of changes in foreign economies and market conditions. Although international investing entails special risks, the mixture of U.S. and international stocks is designed to reduce risk, while also increasing potential return, relative to investing in U.S. or international stocks alone. There is no assurance, however, that any specific allocation will reduce risk or increase returns. See "Special Risk Factors -- Foreign Securities" below.

U.S. Growth/U.S. Value. The allocation between U.S. growth stocks and U.S. value stocks seeks to reduce the risk, over a full market cycle, of holding growth stocks or value stocks alone.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks will be made by the investment manager with the assistance of its Quantitative Research Department, which has a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater total return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.


In managing the growth portion of the portfolio, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. In managing the value portion of the portfolio, the investment manager seeks stocks it believes to be undervalued. The principal factor considered is P/E ratios. In selecting among stocks with low P/E ratios, the investment manager considers other factors such as financial strength, book to market value, earnings and dividend growth rates, return on equity and earnings estimates.


FIXED INCOME. The fixed income portion of each Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Portfolio will be comprised of U.S. Dollar denominated instruments.


Each portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in the Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower rated securities. Ratings published by nationally recognized rating agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The fixed income portion of each Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the Fund's investment manager, provided that up to 10% of the fixed income portion of each Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows:
Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.


After a Portfolio purchases a security, its quality level may fall below that at which it was purchased (i.e., downgraded). In such instance, the Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors -- High Yield (High Risk) Bonds" below.

Each Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of the Portfolio is approximately 2.5 years, although it may range from 1.5 to 3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by the Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.

RISKS. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. None of the Portfolios is intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its objective.

The risks, the returns and the net asset value of each Portfolio will vary and fluctuate depending upon the weightings of each asset class. Historically, equities have experienced a higher level of volatility due to market fluctuations than fixed income securities; and equities have also provided higher levels of return over time. The value of equities typically change in response to general market and economic conditions and the activities and changing circumstances of individual issues. The value of equities may decline over short or even extended periods of time.

The value of fixed income securities typically changes in response to changes in economic conditions, interest rates and the creditworthiness of individual issues. In general, the value of the fixed income securities held by each Portfolio will vary inversely with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in value of the fixed income securities held by each Portfolio. Conversely, during periods of rising interest rates, the value of the fixed income securities held by each Portfolio will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities or durations. Fixed income securities are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the issuer to meet its obligations.

Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks. These companies may have limited product lines, markets or financial resources, or may depend upon a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more established companies.

SPECIAL RISK FACTORS -- FOREIGN SECURITIES. Each Portfolio normally invests a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Portfolio may also invest in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. For purposes of the allocation between U.S. and international securities, ADRs are viewed as U.S. securities. In connection with its foreign securities investments, each Portfolio may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Emerging Markets. While each Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for such securities in emerging markets may not be readily available. In that case, securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked upon privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Each Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


SPECIAL RISK FACTORS -- HIGH YIELD (HIGH RISK) BONDS. As stated above, each Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated, and determined to be of comparable quality to such lower rated securities. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. These lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. A Portfolio may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques -- Other Considerations -- High Yield (High Risk) Bonds" and "Appendix -- Ratings of Fixed Income Investments" in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Portfolios are listed under "Financial Highlights." Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

No Portfolio may borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of a Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Portfolio may pledge up to 15% of its total assets to secure any such borrowings.

No Portfolio will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Portfolio's net assets, valued at the time of the transaction, would be invested in such securities. If a Portfolio holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Portfolio to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines to Form N-1A provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques -- Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the limit on illiquid securities for the Portfolios. Each Portfolio may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Portfolios. Such securities may be illiquid and subject to the Portfolio's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Portfolio has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and that, together with the investment objective cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Portfolio. Each Portfolio's investment policies that are not incorporated into any of the fundamental investment restrictions referred to above are not fundamental and may be changed by the Board of Trustees without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each Portfolio may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. Each Portfolio may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

Each Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Portfolios may also engage in foreign currency financial futures transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.

The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Portfolio's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market, and because of imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. Any of these factors could cause a Portfolio to lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Portfolio owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may invest a portion of their assets in securities denominated in foreign currencies. The Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Portfolio measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

A Portfolio will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to forward contracts for the purchase of a foreign currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Portfolio and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures contracts or other derivatives and movements in the prices of the securities or currencies hedged, used for cover or that the derivative intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures contracts or other derivatives in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and (f) the possible non-performance of the counter-party to the derivative contract.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolios may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolios will receive amounts equal to dividends or interest on the securities loaned. The Portfolios will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Portfolio's total assets.

DELAYED DELIVERY TRANSACTIONS. Each Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transactions. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Portfolio must set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Portfolio's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will generally do so for the purpose of actually acquiring portfolio securities consistent with the Portfolio's investment objective and policies. A Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, under which it acquires ownership of a security and a broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Portfolio's holding period. The investment manager will evaluate the creditworthiness of all entities with which the Fund intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Fund. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolios' limitations on illiquid securities.

COLLATERALIZED OBLIGATIONS. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets (such as credit card or automobile loan receivables). The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities.

Collateralized obligations issued or guaranteed by a U.S. Government Agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

Each Portfolio may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques -- Collateralized Obligations."

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of the Fund and provides each Portfolio with continuous professional investment supervision. Scudder Kemper has been engaged in the management of investment funds for more than seventy years and has more than $230 billion in assets under management. Scudder Kemper is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

In connection with the formation of Zurich Financial Services, Inc., each Portfolio's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreement provides that Scudder Kemper shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities.

Philip S. Fortuna is the lead portfolio manager for the Kemper Horizon Fund. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. He served as Director of Quantitative Services from 1987 to 1993 and Director of Investment Operations from 1993 to 1995. From 1995 to 1997, he was involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna currently oversees all of Scudder Kemper's quantitative activities. Karla D. Grant and Robert D. Tymoczko also serve as portfolio managers. Karla Grant joined Scudder Kemper in 1997. She began her investment career in 1990. Prior to joining Scudder Kemper she served as Vice President for several independent asset management firms. Robert Tymoczko joined Scudder Kemper in 1997. Prior to joining Scudder Kemper he worked as an economic consultant specializing in quantitative research and econometric consulting. He began his investment career in 1996.

Scudder Kemper is paid a monthly investment management fee, by each Portfolio, at the annual rates shown below.

                                                                      Management
Average Daily Net Assets of a Portfolio                               Fee Rates
---------------------------------------                               ---------

$0 - $250 million ................................................      0.58%

$250 million - $1 billion ........................................      0.55%

$1 billion - $2.5 billion ........................................      0.53%

$2.5 billion - $5 billion ........................................      0.51%

$5 billion - $7.5 billion ........................................      0.48%

$7.5 billion - $10 billion .......................................      0.46%

$10 billion - $12.5 billion ......................................      0.44%

Over $12.5 billion ...............................................      0.42%

Fund Accounting Agent. Scudder Fund Accounting ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Year 2000 Readiness. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by Scudder Kemper, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Euro Conversion. The planned introduction of a new European currency, the Euro, may result in uncertainties for European securities in the markets in which they trade and with respect to the operation of the Portfolios. Currently, the Euro is expected to be introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union ("EMU"). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments that otherwise would not likely occur. Additional questions are raised by the fact that certain other EMU members, including the United Kingdom, will not officially be implementing the Euro on January 1, 1999. If the introduction of the Euro does not take place as planned, there could be negative effects, such as severe currency fluctuations and market disruptions.

Scudder Kemper is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio holding is negative, it could hurt the portfolio's performance.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Portfolio under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Portfolio under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares."

Rule 12b-1 Plan. Each Portfolio has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with the Rule 12b-1 Plan for each Portfolio for the fiscal year ended July 31, 1998.

                                         Distribution Fees  Contingent Deferred
                 Distribution Expenses    Paid by Fund to       Sales Charge
                Incurred By Underwriter     Underwriter     Paid to Underwriter
                -----------------------     -----------     -------------------
Portfolio          Class B    Class C   Class B    Class C   Class B   Class C
---------          -------    -------   -------    -------   -------   -------

Horizon 20+      $1,128,000  $129,000   $305,000   $45,000   $72,000    $1,000

Horizon 10+       $918,000   $154,000   $266,000   $61,000   $49,000    $1,000

Horizon 5         $511,000    $95,000   $150,000   $31,000   $20,000    $1,000

If the Rule 12b-1 Plan (the "Plan") is terminated for any class of any Portfolio in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the Plan for such class will cease and the Fund will not be required to make any payments for such class past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of the Fund pursuant to an administrative services agreement ("administrative agreement"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, the Fund pays KDI a fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Portfolio. KDI then pays each firm a service fee at an annual rate of up to 0.25% of net assets attributable to Class A, B and C shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or the Fund. The fees are calculated monthly and normally paid quarterly.

CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm will become eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm provides administrative services. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. Scudder Kemper places all orders for purchases and sales of each Portfolio's securities. Subject to seeking best execution of orders, Scudder Kemper may consider sales of shares of the Fund and other funds managed by Scudder Kemper or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.


DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.


Dividends paid for a Portfolio as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.


Income and capital gain dividends, if any, of a Portfolio will be credited to shareholder accounts in full and fractional Fund shares of the same class of that Portfolio at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2. To receive income and capital gain dividends in cash.

Any dividends of a Portfolio that are reinvested normally will be reinvested in Fund shares of the same class of that same Portfolio. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Portfolio invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Portfolio in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Portfolio distributing the dividends. Each Portfolio will reinvest dividend checks (and future dividends) in shares of that same Portfolio and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.


TAXES. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Portfolio may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Upon a sale or exchange of a Portfolio's shares a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on the shareholder's holding period for the shares.

Each Portfolio is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee. When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to shareholder's account.

NET ASSET VALUE


The net asset value per share of a Portfolio is the value of one share and is determined separately for each class by dividing the value of a Portfolio's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Portfolio will generally be lower than that of the Class A shares of a Portfolio because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Portfolio is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Portfolios with securities listed primarily on foreign exchanges, such securities may trade on days when the Portfolios' net asset value is not computed; and therefore, the net asset value of a Portfolio may be significantly affected on days when the investor has no access to the Portfolio.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


PURCHASE OF SHARES


ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Portfolios are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of

Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                      Annual 12b-1 Fees
                                      (as a % of average
                   Sales Charge       daily net assets)     Other Information
                   ------------       -----------------     -----------------

Class A     Maximum initial sales               None       Initial sales charge
            charge of 5.75% of the                         waived or reduced for
            public offering price                          certain purchases

Class B     Maximum contingent                  0.75%      Shares convert to
            deferred sales charge of                       Class A shares six
            4% of redemption proceeds;                     years after issuance
            declines to zero after six
            years

Class C     Contingent deferred sales           0.75%      No conversion feature
            charge of 1% of redemption
            proceeds for redemptions
            made during first year
            after purchase

The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                 Sales Charge
                                                 ------------
                                                                    Allowed to
                                                                   Dealers as a
                            As a Percentage   As a Percentage of  Percentage of
Amount of Purchase         of Offering Price   Net Assets Value*  Offering Price
------------------         -----------------   -----------------  --------------

Less than $50,000 ........       5.75%              6.10%             5.20%

$50,000 but less than
$100,000 .................       4.50%              4.71%             4.00%

$100,000 but less than
$250,000 .................       3.50%              3.63%             3.00%

$250,000 but less than
$500,000 .................       2.60%              2.67%             2.25%

$500,000 but less than
$1 million ...............       2.00%              2.04%             1.75%

$1 million and over ......       0**                0**                ***

-----------
*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


***  Commissions payable by KDI as discussed below.

Each Portfolio receives the entire net asset value of all its Class A shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.




Class A shares may be purchased at net asset value by: (a) any purchaser provided that the amount invested in a Portfolio or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable (including the purchase of Class A shares of the Cash Reserves Fund).

Effective on February 1, 1996, Class A shares of the Portfolios or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Portfolio shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Portfolio at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Portfolios may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of each Portfolio, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Portfolios for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Portfolios for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Portfolio shares may purchase Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Shares of the Portfolios may be purchased at net asset value by certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Portfolios. The Portfolios may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of the Portfolios may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Portfolios may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Portfolio will automatically convert to Class A shares of the same Portfolio six years after issuance on the basis of the relative net asset value per share. Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Portfolio six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Portfolio is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."


WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Portfolio or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services.

Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to any Portfolio.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by KDI.

Orders for the purchase of shares of a Portfolio will be confirmed at a price based on the net asset value of that Portfolio next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.


The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares of a Portfolio to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.


REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g. under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Portfolio will be the net asset value per share of that Portfolio next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).


Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any applicable contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.


REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price of a Portfolio will be the net asset value of that Portfolio next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Portfolio effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the investment manager deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.


CONTINGENT DEFERRED SALES CHARGE -- LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares of a shareholder whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                             Contingent Deferred
Year of Redemption After Purchase                               Sales Charge
---------------------------------                               ------------

First ......................................................         4%

Second .....................................................         3%

Third ......................................................         3%

Fourth .....................................................         2%

Fifth ......................................................         2%

Sixth ......................................................         1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:


                                         Contingent Deferred Sales Charge
                                     ------------------------------------------
                                         Purchased on      Shares Purchased
Year of Redemption                         or after             Before
After Purchase                          March 1, 1993        March 1, 1993
--------------                          -------------        -------------

First ............................            4%                  3%

Second ...........................            3%                  3%

Third ............................            3%                  2%

Fourth ...........................            2%                  2%

Fifth ............................            2%                  1%

Sixth ............................            1%                  1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Portfolio), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, (g) for redemptions pursuant to an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and
(h) for redemptions pursuant to a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


CONTINGENT DEFERRED SALES CHARGE -- GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be as follows: for Class B shares -- first from shares representing reinvested dividends and then from the earliest purchase of shares; for Class C Shares -- first from Class C shares purchased prior to April 1, 1996, then from Class C shares representing reinvested dividends and then from the earliest purchases of Class C shares made on or after April 1, 1996. KDI receives any contingent deferred sales charge directly.


REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of the Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Portfolio, the reinvestment in shares of the same Portfolio may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


CLASS A SHARES -- COMBINED PURCHASES. Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Inc., Kemper Horizon Fund, Kemper Quantitative Equity Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper U.S. Growth and Income Fund, Kemper-Dreman Financial Services Fund, Kemper Value Fund, Kemper Classic Growth Fund, Kemper Small Cap Relative Value Fund and Kemper Global Discovery Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Zurich YieldWise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES -- LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES -- CUMULATIVE DISCOUNT. Class A shares may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Portfolio being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES -- AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or

Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states.


SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000 from a shareholder's bank, savings and loan, or credit union account to purchase shares of the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.


PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Portfolio each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:


o Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian, describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Fund may advertise several types of performance information for each Portfolio and each class of shares of each Portfolio, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of any Portfolio. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments held by a portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Portfolio's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the

Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index and the Russell 1000(R) Value Index. The performance of a Portfolio may also be compared to the combined performance of several indexes. The performance of a Portfolio may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National IndexTM or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

The Fund may depict the historical performance of the securities in which the Portfolios may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe each Portfolio's holdings and depict their size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Portfolios. The relative performance of growth stocks versus value stocks may also be discussed.

Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in a Portfolio's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Portfolio's returns and net asset value will fluctuate. Shares of each Portfolio are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Portfolio's performance appears in the Statement of Additional Information. Additional information about each Portfolio's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Fund is an open-end management investment company, organized as a business trust under the laws of Massachusetts.


The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the Fund offers three Portfolios each with four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares. Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Fund, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares

The Board of Trustees may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of the Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of a Portfolio subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required, under the Investment Company Act of 1940, such as for the election of trustees or when voting by class is appropriate.

The Kemper 5 Portfolio and Kemper Horizon 20+ Portfolio may in the future seek to achieve their respective investment objectives by pooling their assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Portfolios. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Portfolios. Shareholders of each Portfolio will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Portfolios and their shareholders.

                               KEMPER HORIZON FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                November 30, 1998


                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the portfolios (the "Portfolios") of the Kemper Horizon Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated November 30, 1998. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS ......................................................1
INVESTMENT POLICIES AND TECHNIQUES............................................4
PORTFOLIO TRANSACTIONS ......................................................12
INVESTMENT MANAGER AND UNDERWRITER...........................................14
PURCHASE AND REDEMPTION OF SHARES............................................22
DIVIDENDS AND TAXES .........................................................23
PERFORMANCE .................................................................29
OFFICERS AND TRUSTEES .......................................................36
SHAREHOLDER RIGHTS ..........................................................41
APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS..............................43




The financial statements appearing in the Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for the Fund accompanies this document.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain fundamental investment restrictions that, together with its investment objective and any fundamental policies, cannot be changed without approval of a majority of the outstanding voting shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.


Kemper Horizon 10+ Portfolio may not, as a fundamental policy:


         (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the its assets would be invested in securities of that issuer.*

         (2) Purchase more than 10% of any class of voting securities of any issuer.

         (3) Make loans to others provided that it may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

         (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not purchase securities or make investments while borrowings are in excess of 5% of its total assets.

         (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

         (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

         (7) Make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

         (8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry.*

         (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (10) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

         (11)     Issue  senior   securities   except  as  permitted  under  the
                  Investment Company Act of 1940.


* For purposes of investment restrictions (1) and (8), to the extent the Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Horizon 10+ Portfolio did not borrow money as permitted by investment restriction number 4 during the last fiscal period, and has no present intention of borrowing during the current year. The Horizon 10+ Portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Horizon 10+ Portfolio may not:


         (i) Invest for the purpose of exercising control or management of another issuer.

         (ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

         (iii)    Invest more than 15% of its net assets in illiquid securities.

         (iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the its net assets; nor may it purchase put or call options if more than 5% of the its net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.


Kemper Horizon 5 Portfolio and Kemper Horizon 20+ Portfolio may not, as a fundamental policy:

         (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the its assets would be invested in securities of that issuer*, except that all or substantially all of the assets of the Portfolio may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Portfolio.

         (2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Portfolio may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Portfolio.

         (3) Make loans to others provided that it may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

         (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not purchase securities or make investments while borrowings are in excess of 5% of its total assets.

         (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

         (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

         (7) Make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

         (8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry*, except that all or substantially all of the assets of the Portfolio may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Portfolio.

         (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (10) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Portfolio may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Portfolio.

         (11)     Issue  senior   securities   except  as  permitted  under  the
                  Investment Company Act of 1940.

* For purposes of investment restrictions (1) and (8), to the extent these Portfolios invest in loan participations, these Portfolios, as a non-fundamental policy, consider both the lender and the borrower to be an issuer of such loan participation.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolios did not borrow money as permitted by investment restriction number 4 during the last fiscal period, and have no present intention of borrowing during the current year. The Horizon 5 Portfolio and Horizon 20+ Portfolio have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. Neither Portfolio may:

         (i) Invest for the purpose of exercising control or management of another issuer.

         (ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

         (iii)    Invest more than 15% of its net assets in illiquid securities.

         (iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the its net assets; nor may it purchase put or call options if more than 5% of the its net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

Master/feeder fund structure. The Board of Trustees of the Kemper Horizon 5 Portfolio and the Kemper Horizon 20+ Portfolio has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Portfolio may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. Each Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. Each Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. Each Portfolio may write "covered" put options provided that, as long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in a security upon which call options are available. By purchasing a call option, a Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolios. A brief description of such procedures is set forth below.

A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Portfolio writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets  could  result.  Price  distortions  could also result if  investors  in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. A Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Portfolio generally has the ability to close out or "roll over" a purchase obligation on or before the settlement date, rather than take delivery of the security.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase or a delayed delivery purchase, a Portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. A Portfolio will not speculate in foreign currency exchange.

If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Portfolio currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. A Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. No Portfolio currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

OTHER CONSIDERATIONS -- HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, a Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies (i.e., junk bonds) or are non-rated. No Portfolio currently intends to invest more than 5% of its net assets in junk bonds. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix -- Ratings of Fixed Income Investments."

Collateralized Obligations. Each Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its net assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (the "Investment Techniques -- Collateralized Obligations").

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 5% of its net assets in zero coupon U.S. Government securities during the current year.

PORTFOLIO TRANSACTIONS


Allocation of brokerage is supervised by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Portfolios' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolios. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Portfolios. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Portfolios to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund or Portfolio managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investors Services, Inc. ("SIS"), which is a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolios for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Portfolios and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

The Trustees review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Portfolios on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended July 31 1998, July 31, 1997, for the period December 29, 1995 (commencement of operations) to July 31, 1996 and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.



                                     Allocated to Firms Based on                       December 29, 1995
   Portfolio        Fiscal 1998        Research in Fiscal 1998       Fiscal 1997        to July 31, 1996
   ---------        -----------        -----------------------       -----------        ----------------

Horizon 20+            $188,000                  91%                  $137,000              $54,000
Horizon 10+            $141,000                  89%                  $104,000              $40,000
Horizon 5              $52,000                   91%                  $ 43,000              $15,000


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.


The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Fund's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. If additional Portfolios become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.


At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Fund, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Scudder Kemper is paid a monthly investment management fee, by each Portfolio, at the annual rates shown below.



       Average Daily Net Assets of a Portfolio                         Management Fee Rates
       ---------------------------------------                         --------------------

                  $0 - $250 million                                           0.58%
                  $250 million - $1 billion                                   0.55%
                  $1 billion - $2.5 billion                                   0.53%
                  $2.5 billion - $5 billion                                   0.51%
                  $5 billion - $7.5 billion                                   0.48%
                  $7.5 billion - $10 billion                                  0.46%
                  $10 billion - $12.5 billion                                 0.44%
                  Over $12.5 billion                                          0.42%

The table below shows investment management fees paid by each Portfolio for the fiscal year ended July 31, 1998, July 31 1997, and for the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                                                                     December 29, 1995
                Portfolio               Fiscal 1998            Fiscal 1997           to July 31, 1996
                ---------               -----------            -----------           ----------------

               Horizon 20+               $495,000                225,000                  26,000
               Horizon 10+               $495,000                234,000                  27,000
               Horizon 5                 $242,000                130,000                  16,000

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc.
("KDI"), a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class or a Portfolio at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class or a Portfolio may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class or the Portfolio, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by the Portfolio with respect to such class without approval by a majority of the outstanding voting securities of such class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Portfolio-by-Portfolio basis and for the Portfolio on a class by class basis.

Class A Shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the fiscal year ended July 31, 1998, July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.



                                           Commissions            Commissions              Commissions
                                            Retained                KDI Paid               Paid to KDI
        Portfolio            Year            by KDI               to All Firms           Affiliated Firms
        ---------            ----            ------               ------------           ----------------

      Horizon 20+            1998           $26,000                  303,000                  0
                             1997           $23,000                  198,000                  0
                             1996           $ 7,000                  160,000                  16,000

      Horizon 10+            1998           $30,000                  300,000                  0
                             1997           $31,000                  219,000                  0
                             1996           $14,000                  235,000                  21,000

      Horizon 5              1998           $13,000                  156,000                  0
                             1997           $20,000                  127,000                  0
                             1996           $ 7,000                  154,000                  10,000

Class B Shares and Class C Shares. Each Portfolio has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of the investment and may cost more than other types of sales charges. Expenses of the Portfolios and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended July 31, 1998, July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                            Portfolio Class B Shares
                            ------------------------

                                    Horizon 20+          Horizon 10+                Horizon 5
                                    -----------          -----------                ---------
                          1998     1997      1996      1998      1997      1996      1998      1997      1996
                          ----     ----      ----      ----      ----      ----      ----      ----      ----
Distribution Fees Paid  $305,000   148,000   16,000    265,000   141,000   17,000    150,000   90,000    11,000
by Fund to KDI
Contingent Deferred     $73,000    20,000    3,000     49,000    19,000    1,000     20,000    14,000    6,000
Sales Charges to KDI
Total Commissions Paid  $689,000   565,000   270,000   555,000   490,000   261,000   312,000   264,000   186,000
by KDI to Firms
Distribution Fees Paid  0          0         32,000    0         0         32,000    0         0         15,000
by KDI to Affiliated
Firms
Advertising and         $81,000    106,000   37,000    61,000    90,000    36,000    29000     50,000    28,000
Literature
Other Distribution
Expenses Paid by KDI
Prospectus Printing     $6,000     8,000     2,000     5,000     6,000     2,000     2000      4,000     2,000
Marketing and Sales     $162,000   260,000   79,000    128,000   223,000   76,000    62000     122,000   57,000
Expenses
Misc. Operating         $41,000    43,000    12,000    38,000    38,000    12,000    27000     29,000    10,000
Expenses
Interest Expenses       $149,000   80,000    9,000     131,000   75,000    8,000     79000     49,000    6,000

                            Portfolio Class C Shares
                            ------------------------

                                   Horizon 20+               Horizon 10+               Horizon 5
                                   -----------               -----------               ---------
                          1998     1997      1996      1998      1997      1996      1998      1997      1996
                          ----     ----      ----      ----      ----      ----      ----      ----      ----
Distribution Fees Paid  $45,000    17,000    2,000     61,000    27,000    2,000     31,000    14,000    1,000
by Fund to KDI
Contingent Deferred     $1,000     0         0         1,000     4,000     0         1,000     1,000     0
Sales Charges to KDI
Total Distribution Fees $60,000    22,000    5,000     70,000    24,000    5,000     34,000    15,000    4,000
Paid by KDI to Firms
Distribution Fees Paid  0          0         0         0         0         0         0         0         0
by KDI to Affiliated
Firms
Advertising and         $19,000    18,000    5,000     20,000    24,000    5,000     11,000    12,000    4,000
Literature
Other Distribution
Expenses Paid by KDI
Prospectus Printing     $1,000     1,000     0         1,000     2,000     0         1,000     1,000     0

                                       19

Marketing and Sales     $27,000    44,000    9,000     40,000    58,000    10,000    22,000    28,000    8,000
Expenses
Misc. Operating         $7,000     15,000    2,000     10,000    16,000    1,000     19,000    14,000    1,000
Expenses
Interest Expenses       $12,000    5,000     0         13,000    6,000     0         8,000     4,000     0

ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. Each Portfolio pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of each Portfolio.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in each Portfolio account that it maintains and services attributable to Class A shares, commencing with the month after investment. For Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Portfolio for the fiscal year ended July 31, 1998, July 31, 1997 and the period December 29, 1995 (commencement of operations) to July 31, 1996.


                                                                                             Service Fees      Service Fees
                                                                                               Paid by        Paid by KDI to
                       Portfolio      Year       Administrative Service Fees Paid by Fund   KDI to Firms     Affiliated Firms
                       ---------      ----       ----------------------------------------   ------------     ----------------

                                                     Class A        Class B      Class C
                                                     -------        -------      -------

                      Horizon 20+     1998           $86,000        103,000       15,000       213,000            0
                                      1997           $34,000        49,000        5,000        96,000            0
                                      1996           $ 4,000         5,000        1,000        25,000          3,000

                      Horizon 10+     1998           $98,000        88,000        20,000       212,000            0
                                      1997           $40,000        47,000        9,000        100,000            0
                                      1996           $ 4,000         6,000        1,000        26,000          3,000

                       Horizon 5      1998           $41,000        50,000        10,000       109,000            0
                                      1997           $19,000        30,000        5,000        57,000            0
                                      1996           $ 2,000         4,000          0          17,000          1,000

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. Currently, the administrative services fee payable to KDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees, in its discretion, may approve basing the fee to KDI on all Portfolio assets in the future.

Certain trustees or officers of the Fund are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Portfolio. IFTC is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Portfolios. Effective January 1, 1999 IFTC will receive as transfer agent and will pay to KSvC annual account fees of $10 ($18 for retirement plans) for set up charges and annual fees associated with the contingent deferred sales charge and an asset-based fee of 0.08% plus an out of pocket expense reimbursement.

The following shows for each Portfolio, for the fiscal year ended July 31, 1998, July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996, the shareholder service fees IFTC remitted to KSvC.



                                                                                     December 29, 1995
                                Fiscal 1998                 Fiscal 1997               to July 31, 1996
      Portfolio           Fees IFTC Paid to KSvC      Fees IFTC Paid to KSvC       Fees IFTC Paid to KSvC
      ---------           ----------------------      ----------------------       ----------------------

Horizon 20+                      $756,000                     224,000                      20,000
Horizon 10+                      $441,000                     179,000                      12,000
Horizon 5                        $167,000                     65,000                       5,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PURCHASE AND REDEMPTION OF SHARES

As described in the Fund's prospectus, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Fund at the applicable net asset value per share of such Portfolio as described in the Fund's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a Portfolio's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Portfolio's dividends constituting
"preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of a Portfolio's net investment income and net short-term and long-term capital gains as the Board of Trustees determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of a Portfolio's net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Portfolio paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Portfolio generally will not be liable for federal income taxes to the extent its earnings are distributed.

To so qualify, each Portfolio must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the each Portfolio's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolios.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolios intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Portfolio on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Portfolio shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant in an employee retirement plan and the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

The Portfolios may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Portfolios may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Portfolio would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Portfolio's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Portfolio level tax when distributed to shareholders as a dividend. Alternatively, the Portfolios may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by the Portfolios will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Portfolio's holding period for the option and, in the case of an exercise of the option, on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Portfolio's portfolio. If a Portfolio writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.

Many futures and forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by a Portfolio (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Portfolio's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Portfolio's portfolio.

Positions of the Portfolios consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolios' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

Positions  of a Portfolio  consisting  of at least one  position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Portfolio to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Portfolio enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Portfolio's taxable year, if certain conditions are met.

Similarly, if a Portfolio enters into a short sale of property that becomes substantially worthless, the Portfolio will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Portfolio holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. In addition, if a Portfolio invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Portfolios will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Portfolios are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Portfolio shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Portfolio or any other Kemper Mutual Fund listed in the prospectus under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Portfolio or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in shares of another Portfolio within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Portfolio's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Shareholders of each Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolios issue to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.


PERFORMANCE

As described in the prospectus, each Portfolio's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class of each Portfolio.

Each Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.



          Average Annual Total Return for the year ended July 31, 1998
          ------------------------------------------------------------
                    (Adjusted for the maximum sales charge)
                    ---------------------------------------

                                                              1-Year            Life of
                                                              ------            Fund*
                                                                                -------

Horizon 20+       Class A                                     2.75%             14.12%
                  Class B                                     4.98              14.78
                  Class C                                     7.97              15.72

Horizon 10+       Class A                                     3.46              11.98
                  Class B                                     5.85              12.70
                  Class C                                     8.83              13.55

Horizon 5         Class A                                     1.59              8.35
                  Class B                                     4.27              9.19
                  Class C                                     7.10              10.12
* Since 12/29/95.


Calculation of a Portfolio's total return is not subject to a standardized formula, except when calculated for purposes of the Portfolio's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charges were included.

A Portfolio's performance figures are based upon historical results and are not representative of future performance. Each Portfolio's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Portfolio are redeemable at the then current net asset value, which may be more or less than original cost.

Investors may want to compare the performance of a Portfolio to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Portfolio to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Portfolio to the performance of two indexes, such as, in the case of the Horizon 10+ Portfolio, a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). For the percentage of a Portfolio's assets invested in each type of security, see "Investment Objectives, Policies and Risk Factors" in the Prospectus.

Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


From time to time the Portfolios may include in their sales communications, ranking and rating information received from various organizations, to include but not be limited to ratings from Morningstar, Inc. and rankings from Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service.

The following tables compare the performance of the Class A shares of each Portfolio over various periods with that of other mutual funds within the categories described below according to data reported by Lipper . Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.



                                                                   Lipper Perfomance Analysis
                Horizon 20+ A Shares                                Flexible Portfolio Funds
                --------------------                                ------------------------

          One year (period ended 7/31/98)                                  117 of 204

                                                                   Lipper Perfomance Analysis
                Horizon 10+ A Shares                                Balanced Portfolio Funds
                --------------------                                ------------------------

          One year (period ended 7/31/98)                                  188 of 379

                                                                   Lipper Perfomance Analysis
                 Horizon 5 A Shares                                  Income Portfolio Funds
                 ------------------                                  ----------------------

          One year (period ended 7/31/98)                                   42 of 78


OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI are listed below:

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (2/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27), Trustee, 4010 Arbor Lane, Unit 402, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; formerly, Trustee of the Pilot Funds.

DANIEL PIERCE (3/18/34), Trustee and Chairman*, Two International Place, Boston, Massachusetts; Managing Director, Adviser.

FRED B. RENWICK (2/1/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35), Trustee, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

JOHN G. WEITHERS (8/8/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside
Plaza,  Chicago,  Illinois;   Attorney,  Senior  Vice  President  and  Assistant
Secretary, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President and Director of State Registrations, KDI.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63) Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP S. FORTUNA (11/30/57), Vice President*, 101 California Street, San Francisco, California; Managing Director, Adviser.

*        "Interested persons" as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1998 fiscal year and the total compensation that the Kemper funds paid to such trustees during the calendar year 1997.


                                                                                Total Compensation
                                        Aggregate Compensation                   Kemper Funds Paid
Name of Board Member                           from Fund                        to Board Members(2)
--------------------                           ---------                        -------------------

James E. Akins                                  $5,400                               $106,300
Arthur R. Gottschalk(1)                         $5,900                               $121,100
Frederick T. Kelsey                             $5,400                               $111,300
Fred B. Renwick                                 $5,400                               $106,300
John B. Tingleff                                $5,400                               $106,300
John G. Weithers                                $5,400                               $106,300

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $10,400 for Mr. Gottschalk.

(2) Includes compensation for service on the Boards of 13 Kemper funds, with 36 fund portfolios. Each trustee currently serves as a board member of 15 Kemper Funds with 51 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper Investments, Inc. to the board members for meetings regarding the combination of Scudder and Zurich Kemper Investments, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900 and $42,900 for Messrs.
Akins, Gorrschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

As of November 2, 1998, the officers and trustees of the Fund as a group owned less than 1% of each Portfolio.


Principal Holders of Securities


As of October 30, 1998 the following owned of record more than 5% of the outstanding stock of the Portfolios as set forth below.

                                  HORIZON 20+
                                  -----------

Name and Address                                        Class                          Percentage
----------------                                        -----                          ----------

National Financial Svcs Corp.                             B                               6.68
200 Liberty Street
New York, NY  10281

Scudder Kemper Investments, Inc.                          I                              13.41
Money Purchase Plan #62524
Attn: Peter Drexler
345 Park Avenue
New York, NY  10154

Scudder Kemper Investments, Inc.                          I                              84.59
Profit Sharing Plan #61486
Attn: Peter Drexler
345 Park Avenue

                                       34

New York, NY  10154

HORIZON 10+
-----------

Name and Address                                        Class                          Percentage
----------------                                        -----                          ----------

Prudential Trust FBO                                      A                              12.51
Defined Contribution
Plan Customers
30 Scranton Office Park
Scranton, PA  18507

National Financial Svcs Corp.                             B                              11.85
200 Liberty Street
New York, NY  10281

Scudder Kemper Investments, Inc.                          I                               7.70
Money Purchase Plan #62524
Attn: Peter Drexler
345 Park Avenue
New York, NY  10154

ZKI Inc.  NON-QUA DEF C                                   I                              27.58
Lasalle National Bank TTEE
222 S. Riverside Plaza 24th FL
Chicago, IL  60606

Scudder Kemper Investments, Inc.                          I                              63.93
Profit Sharing Plan #61486
Attn: Peter Drexler
345 Park Avenue
New York, NY  10154

HORIZON 5+
----------

Name and Address                                        Class                          Percentage
----------------                                        -----                          ----------

National Financial Svcs Corp.,                            A                               5.70
200 Liberty Street
New York, NY  10281

National Financial Svcs Corp.,                            B                               8.85
200 Liberty Street
New York, NY  10281

Everen Clearing Corp.                                     B                               5.25
Attn: Chris Scotto
111 E. Kilbourn Ave.
Milwaukee, WI 53202

Investors Fiduciary Trust (IFTC)                          C                               5.16
811 Main Street

                                       35

Kansas City, MO  64105

Rogers Petroleum Company                                  C                               5.67
8511 141st Street CT W
Saint Paul, MN  55124

Donaldson Lufkin Jenrette                                 C                               6.44
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

Scudder Kemper Investments, Inc.                          I                               6.59
Money Purchase Plan #62524
Attn: Peter Drexler
345 Park Avenue
New York, NY  10154

ZKI Inc.  NON-QUA DEF C                                   I                              35.01
Lasalle National Bank TTEE
222 S. Riverside Plaza 24th FL
Chicago, IL  60606

Scudder Kemper Investments, Inc.                          I                              58.35
Profit Sharing Plan #61486
Attn: Peter Drexler
345 Park Avenue
New York, NY  10154


*        Record and beneficial owner.
**       Record owner only.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of the shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment

Company Act of 1940 ("1940 Act"); (c) any termination of the Fund, a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of the Fund at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders was represented on its scheduled date. Shareholders would in such a case be permitted to take action that does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters that under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc. Bond Ratings.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Ratings

AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds rated B are considered highly speculative. While these bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Duff & Phelps Rating Co. Bond Ratings

AAA. Bonds rated AAA have the highest rating assigned to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles.

BB. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

D. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or principal payments.

                              KEMPER HORIZON FUND

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
--------          ---------------------------------

                  (a)  Financial Statements

                  (i) Financial Statements and Financial Highlights included in the Annual Report, for Kemper Horizon Fund for the fiscal year ended July 31, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on October 6, 1998, (No. 33-63467) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

                  Schedules II, III, IV and V are omitted as the required information is not present.
                  Schedule I has been omitted as the required information is presented in the portfolio of investments.

                    b.        Exhibits:

                              99.B1(a).         Agreement and Declaration of Trust.*

                              99.B1(b).         Written Instrument Amending the Agreement and Declaration of
                                                Trust.*

                              99.B2.            By-Laws.**

                              99.B3.            Inapplicable.

                              99.B4(a).         Text of Share Certificate.**

                              99.B4(b).         Written Instrument Establishing and Designating Separate Classes
                                                of Shares.**

                              99.B4(c).         Written Instrument Changing the Name of the Existing Series and
                                                Establishing and Designating Two Additional Series.**

                              99.B4(d).         Written Instrument Changing the Name of the Series of the Trust.**

                              99.B4(e).         Amended and Restated Written Instrument Establishing and
                                                Designating Separate Classes of Shares.****

                              99.B5(a).         Investment Management Agreement.****

                              99.B5(b).         Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 20+ Fund. Filed herein.

                              99.B5(c).         Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 10+ Fund. Filed herein.

                              99.B5(d).         Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 5 Fund. Filed herein.

                              99.B5(e).         Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 20+ Fund. Filed herein.

                              99.B5(f).         Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 10+ Fund. Filed herein.

                              99.B5(g).         Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 5 Fund. Filed herein.


                                 Part C - Page 1

                              99.B5(h).         Sub-Advisory Agreement.****

                              99.B6(a).         Underwriting and Distribution Services Agreement.***

                              99.B6(b)          Underwriting and Distribution Services Agreement dated January 20,
                                                1998 on behalf of Kemper Horizon Fund. Filed herein.

                              99.B6(c).         Underwriting and Distribution Services Agreement dated August 1,
                                                1998 on behalf of Kemper Horizon Fund. Filed herein.

                              99.B6(d).         Underwriting and Distribution Services Agreement dated September
                                                7, 1998 on behalf of Kemper Horizon Fund. Filed herein.

                              99.B6(e).         Form of Selling Group Agreement.**

                              99.B6(f).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 20+ Portfolio. Filed herein.

                              99.B6(g).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 10+ Portfolio. Filed herein.

                              99.B6(h).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 5 Portfolio. Filed herein.

                              99.B7.            Inapplicable.

                              99.B8(a).         Custody Agreement.**

                              99.B8(b).         Foreign Custody Agreement.**

                              99.B9(a).         Agency Agreement.**

                              99.B9(b).         Administrative Services Agreement.***

                              99.B9(c).         Supplement to Agency Agreement.***

                              99.B10.           Inapplicable.

                              99.B11.           Consent and Report of Independent Auditors. Filed herein.

                              99.B12.           Inapplicable.

                              99.B13.           Inapplicable.

                              99.B14(a).        Kemper Retirement Plan Prototype.**

                              99.B14(b).        Model Individual Retirement Account.**

                              99.B15(a).        Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 20+ Fund. Filed herein.

                              99.B15(b).        Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 20+ Fund. Filed herein.

                              99.B15(c).        Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 10+ Fund. Filed herein.

                              99.B15(d)         Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 10+ Fund. Filed herein.

                                 Part C - Page 2

                              99.B15(e)         Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 5 Fund. Filed herein.

                              99.B.15(f)        Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 5 Fund. Filed herein.

                              99.B16.           Inapplicable.

                              99.B18.           Multi-Distribution System Plan.****

                              27                Financial Data Schedule. Filed herein.

                                                Powers of Attorney for the following  Trustees are  incorporated by reference to Post  Effective  Amendment  No. 2 to the  Registration
                                                Statement:
                                                James  E.  Atkins,  Arthur  R.  Gottschalk,  Frederick  T.  Kelsey,
                                                Frederick B. Renwick, John B. Tingleff, and John G. Weithers.

                                                Powers of Attorney for the following Trustees are filed herein:
                                                Daniel Pierce and Edmond D. Villani

*        Incorporated  by  reference  to  Registrant's  Registration  Statement  on  Form N-1A  which  was filed on
         October 17, 1995.

**       Incorporated  by reference to  Pre-effective  Amendment No. 2 to  Registrant's  Registration  Statement on
         Form N-1A filed on December 14, 1995.

***      Incorporated  by reference to Post Effective  Amendment No. 2 to  Registrant's  Registration  Statement on
         Form N-1A filed on November 17, 1997.

****     Incorporated  herein by reference to the  Amendment to  Registrant's  Registration  Statement on Form N-1A
         identified below:

                                                         Post-Effective
               Exhibit No.                               Amendment No.                             Date of Filing
               -----------                               -------------                             --------------

B4(e), B5(a), B5(h), B6(a), B18                                1                                      8/29/96
and B24

Item 25.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  Inapplicable.

Item 26.          Number of Holders of Securities
--------          -------------------------------

                  As of October 29, 1998, there were the following number of holders of securities:

                Portfolio                                          Classes of Shares
                ---------                                          -----------------

                                                   A               B                C               I
                                                   -               -                -               -

Horizon 20+                                      9,588           10,499           2,657             8
Horizon 10+                                      6,126           5,945            1,856             8
Horizon 5                                        3,198           2,141             727              7

Item 27.          Indemnification.
--------          ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                 Part C - Page 3

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 28.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investements, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##

                                 Part C - Page 4

                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director , Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

                                 Part C - Page 5

Item 29.  Principal Underwriters.
--------  -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer & Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     None
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and
                                                                                   Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)  Not applicable

                                 Part C - Page 6

Item 30.          Location of Accounts and Records.
--------          ---------------------------------

                  All such accounts, books and other documents are maintained at the offices of the Registrant, the offices of the investment manager, Scudder Kemper Investments, Inc. and the principal underwriter, Scudder Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60603, at the offices of the custodian and transfer agent, Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or at the offices of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 31.          Management Services.
--------          --------------------

                  Not applicable.

Item 32.          Undertakings.
--------          -------------

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 Part C - Page 7

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 27th day of November, 1998



                                            By:/s/Mark S. Casady
                                               ---------------------------------
                                               Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 27, 1998 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/Mark S. Casady                           President
--------------------------------------
Mark S. Casady

/s/Daniel Pierce*                           Chairman and Trustee
--------------------------------------

/s/James E. Akins*                          Trustee
--------------------------------------

/s/Arthur R. Gottschalk*                    Trustee
--------------------------------------

/s/Frederick T. Kelsey*                     Trustee
--------------------------------------

/s/Fred B. Renwick*                         Trustee
--------------------------------------

/s/John B. Tingleff*                        Trustee
--------------------------------------

/s/Edmond D. Villani*                       Trustee
--------------------------------------

/s/ John G. Weithers*                       Trustee
-------------------------------------

                                            Treasurer (Principal Financial and
/s/John R. Hebble                           Accounting Officer)
--------------------------------------
John R. Hebble

* Philip J. Collora signs this document pursuant to powers of attorney filed herewith or incorporated by reference

                                              By:/s/Philip J. Collora
                                                 -------------------------------
                                                 Philip J. Collora

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.




Signature                                Title                         Date



/s/Edmond D. Villani                    Trustee                       7/15/98
---------------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Horizon Fund.



Signature                               Title                          Date




/s/Daniel Pierce                        Managing Director/Trustee      7/15/98
-----------------

                                                KEMPER HORIZON FUND

                                                   EXHIBIT INDEX

         99.B1(a).         Agreement and Declaration of Trust.*
         99.B1(b).         Written Instrument Amending the Agreement and Declaration of Trust.*
         99.B2.            By-Laws.**
         99.B3.            Inapplicable.
         99.B4(a).         Text of Share Certificate.**
         99.B4(b).         Written Instrument Establishing and Designating Separate Classes of Shares.**
         99.B4(c).         Written Instrument Changing the Name of the Existing Series and Establishing and
                           Designating Two Additional Series.**
         99.B4(d).         Written Instrument Changing the Name of the Series of the Trust.**
         99.B4(e).         Amended and Restated Written Instrument Establishing and Designating Separate Classes
                           of Shares.****
         99.B5(a).         Investment Management Agreement.****
         99.B5(b)          Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon
                           20+ Fund. Filed herein.
         99.B5(c)          Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon
                           10+ Fund. Filed herein.
         99.B5(d)          Investment Management Agreement dated December 31, on behalf of Kemper Horizon 5 Fund. Filed herein.
         99.B5(e)          Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon
                           20+ Fund. Filed herein.
         99.B5(f)          Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon
                           10+ Fund. Filed herein.
         99.B5(g)          Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 5
                           Fund. Filed herein.
         99.B5(h).         Sub-Advisory Agreement.****
         99.B6(a).         Underwriting and Distribution Services Agreement.***
         99.B6(b)          Underwriting and Distribution Services Agreement dated January 20, 1998 on behalf of
                           Kemper Horizon Fund. Filed herein.
         99.B6(c)          Underwriting and Distribution Services Agreement dated August 1, 1998 on behalf of
                           Kemper Horizon Fund. Filed herein.
         99.B6(d)          Underwriting and Distribution Services Agreement dated September 7, 1998 on behalf of
                           Kemper Horizon Fund. Filed herein.
         99.B6(e).         Form of Selling Group Agreement.**
         99.B6(f).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper
                           Horizon 20+ Portfolio. Filed herein.
         99.B6(g).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper
                           Horizon 10+ Portfolio. Filed herein.
         99.B6(h).         Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper
                           Horizon 5 Portfolio. Filed herein.
         99.B7.            Inapplicable.
         99.B8(a).         Custody Agreement.**
         99.B8(b).         Foreign Custody Agreement.**
         99.B9(a).         Agency Agreement.**
         99.B9(b).         Administrative Services Agreement.***
         99.B9(c).         Supplement to Agency Agreement.***
         99.B10.           Inapplicable.
         99.B11.           Consent and Report of Independent Auditors. Filed herein.
         99.B12.           Inapplicable.
         99.B13.           Inapplicable.
         99.B14(a).        Kemper Retirement Plan Prototype.**
         99.B14(b).        Model Individual Retirement Account.**
         99.B15(a).        Rule 12b-1 Plan dated  August 1, 1998 for Class B shares on behalf of Horizon  20+ Fund.
                           Filed herein.
         99.B15(b)         Rule 12b-1 Plan dated  August 1, 1998 for Class C shares on behalf of Horizon  20+ Fund.
                           Filed herein.
         99.B15(c)         Rule 12b-1 Plan dated  August 1, 1998 for Class B shares on behalf of Horizon  10+ Fund.
                           Filed herein.
         99.B15(d)         Rule 12b-1 Plan dated  August 1, 1998 for Class C shares on behalf of Horizon  10+ Fund.
                           Filed herein.
         99.B15(e)         Rule  12b-1  Plan  dated  August 1, 1998 for Class B shares on behalf of Horizon 5 Fund.
                           Filed herein.
         99.B15(f)         Rule  12b-1  Plan  dated  August 1, 1998 for Class C shares on behalf of Horizon 5 Fund.
                           Filed herein.
         99.B16.           Inapplicable.
         99.B18.           Multi-Distribution System Plan.****

         27                Financial Data Schedule.

* Incorporated by reference to Registrant's Registration Statement on Form N-1A which was filed on October 17, 1995.

**       Incorporated  by  reference  to   Pre-effective   Amendment  No.  2  to
         Registrant's Registration Statement on Form N-1A filed on December 14, 1995.

*** Incorporated by reference to Post Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on November 17, 1997.

**** Incorporated herein by reference to the Amendment to Registrant's Registration Statement on Form N-1A identified below:

                                                         Post-Effective
               Exhibit No.                               Amendment No.                             Date of Filing
               -----------                               -------------                             --------------

B4(e), B5(a), B5(b), B6(a), B18                                1                                      8/29/96
and B24